SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 26, 2003

                         TELETOUCH COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-13436                  75-2556090
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)

                  110 N. College, Suite 200, Tyler, Texas 75702
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code     (903) 595-8800

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report
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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number                 Exhibit
      --------------                 -------
      99.1                           Press Release dated August 26, 2003

Item 12. Results of Operations and Financial Condition.

On August 26, 2003, Teletouch Communications, Inc. ("TLL") issued a press release announcing financial information for its fourth fiscal quarter ended May 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            [NAME OF COMPANY]

                                            By:  /s/ J. Kernan Crotty
                                                 -------------------------------
                                                 J. Kernan Crotty
                                                 President and Chief Financial
                                                 Officer

Dated: August 26, 2003

                                INDEX TO EXHIBITS

Exhibit Number             Exhibit
--------------             -------
99.1                       Press Release dated August 26, 2003*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.